UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

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☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! IOVANCE BIOTHERAPEUTICS, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V50880-P10600 Vote Virtually at the Meeting* June 11, 2024 11:00 AM EDT Vote virtually at: https://www.cstproxy.com/iovance/2024 You invested in IOVANCE BIOTHERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2024. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

IOVANCE BIOTHERAPEUTICS, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V50881-P10600 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Iain Dukes, D. Phil. 02) Athena Countouriotis, M.D. 03) Ryan Maynard 04) Wayne P. Rothbaum 05) Frederick G. Vogt, Ph.D., J.D. 06) Michael Weiser, M.D., Ph.D. 07) Wendy Yarno 2. To approve, by non-binding advisory vote, the compensation of our named executive officers; For 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; For 4. To approve an amendment to our 2018 Equity Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 29,700,000 shares to 36,700,000 shares and permit share recapture from the 2014 Equity Incentive Plan; and For 5. To approve an amendment to our 2020 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,400,000 shares to 1,900,000 shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.